Exhibit 99.1

AMIH Publishes Corporate Video and Investor’s Web Tab

Frisco, TX — May 20, 2021 — American International Holdings Corp. (OTCQB: AMIH), a diversified holding company that develops, acquires and operates technology-based health and wellness companies, today announced it has published a corporate video on its newly launched Investors web tab as discussed in last week’s Shareholder Letter.

The corporate video can be found on the Corporate Overview page and provides an overview of AMIH’s growth strategy, values and mission. It features voice-over commentary from Jacob Cohen, the Company’s Chief Executive Officer.

The Company is committed to keep its shareholders fully informed on the progress it envisions in the weeks and months ahead through its Investor web tab that contains current news, stock info, FAQs, SEC filings and more. Shareholders are invited to go the Corporate Overview page and simply enter their email address in the box provided to receive timely email of AMIH news, SEC filings and share price data.

“After a year of intensive but largely back office corporate and operating companies development, we’re excited to soon begin bringing these efforts to fruition,” said Jacob Cohen, CEO, who continued, “The corporate video and the Investors web tab enable shareholders to gain a fuller understanding of our business and a convenient resource to stay informed.”

About American International Holdings Corp

American International Holdings Corp. (OTCQB: AMIH) is an investor, developer and asset manager of diversified, synergistic health and wellness businesses. Today, the AMIH portfolio encompasses telemedicine and other virtual health platforms, subscriber based primary care and concierge medicine plans, preventative care solutions and wellness related assets such as mental & behavioral health services, as well as its own proprietary life coaching platform. AMIH markets its various services through direct-to-consumer and business-to-business distribution channels. AMIH’s focus is on bringing to market technologies and solutions that advance the quality of life for the global community.

FORWARD-LOOKING STATEMENTS: This press release may contain forward-looking statements, including information about management’s view of the Company’s future expectations, plans and prospects, including within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, operations, expansion, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to economic conditions, changes in the laws or regulations, demand for products and services of the Company, our limited operating history; our need for additional funding to support our operations, repay debt and expand our operations; the effects of COVID-19 on our operations and prospects, including the recent closures of our MedSpas and nutrition store, and the future effects of COVID-19 on us and our operations; the fact that our MedSpas and our nutrition store have been shut down and we have discontinued operations; impairments we may be required to assess in connection with our assets and goodwill as a result of such shutdowns and/or otherwise; risks associated with our recent launch of a telehealth platform, including liability in connection therewith, funding needed to support such operations and other risks associated with the operations of the telehealth platform; disruptions to our operations or liabilities associated with future acquisitions; our ability to continue as a going concern; our dependence on our sole officer and director, Jacob D. Cohen, including the lack of independent directors, and related party transactions affecting the Company; competition we face; our ability to maintain our varied operations, and service our indebtedness; material weaknesses in our controls and procedures; our ability to obtain and maintain adequate insurance; legal challenges and litigation; liability associated with our contracting operations; the terms of Mr. Cohen’s employment agreement; dilution caused by the conversion of outstanding notes, conversion of preferred stock, exercise of outstanding warrants, and future fund-raising activities; price of, volatility in, and lack of robust trading market for, our common stock; the fact that Mr. Cohen has voting control over the Company; and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. These risk factors and others are included from time to time in filings made by the Company with the Securities and Exchange Commission, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Investors Relations Contact
Frank Benedetto
(619) 915-9422